UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2012

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 434-3131

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2012, PPG Industries, Inc. (“PPG”), Georgia Gulf Corporation (“Georgia Gulf”), Eagle Spinco Inc., a wholly-owned subsidiary of PPG (“Splitco”), and Grizzly Acquisition Sub, Inc., a wholly-owned subsidiary of Georgia Gulf (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of July 18, 2012 (as amended by the Amendment, the “Merger Agreement”), pursuant to which PPG will transfer substantially all of the assets and liabilities of its chlor-alkali and derivatives business (the “Business”) to Splitco and distribute Splitco’s stock to its shareholders immediately after which Merger Sub will merge with and into Splitco in a reverse triangular merger, with Splitco as the surviving corporation (or, under certain circumstances, Splitco will merge with and into Georgia Gulf, with Georgia Gulf as the surviving corporation) (the “Merger”).

The Amendment modifies the exchange ratio in the Merger by providing that prior to the completion of the Merger, Splitco will authorize the issuance of a number of shares of Splitco common stock (“Splitco Common Stock”) such that the total number of shares of Splitco Common Stock outstanding immediately prior to completion of the Merger will be that number that results in one share of common stock of Georgia Gulf (“Georgia Gulf Common Stock”) being issued in the Merger for each share of outstanding Splitco Common Stock. The Amendment does not change the total number of shares of Georgia Gulf Common Stock that will be issuable in the Merger.

The foregoing summary description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 31, 2012, by and among PPG Industries, Inc., Georgia Gulf Corporation, Eagle Spinco Inc. and Grizzly Acquisition Sub, Inc.

Forward-Looking Statements

This document contains and incorporates by reference certain statements relating to future events and PPG’s intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events, including with respect to the proposed separation of the Business and merger of Splitco with Georgia Gulf or a subsidiary of Georgia Gulf (the “Transaction”), generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected benefits of the Transaction, integration plans and expected synergies therefrom, the expected timing of consummation of the Transaction, and PPG’s anticipated future financial and operating performance and results, including its estimates for growth. These statements are based on the current expectations of PPG’s management. There are a number of risks and uncertainties that could cause PPG’s actual results to differ materially from the forward-looking statements included in this document. These risks and uncertainties include risks relating to (1) Georgia Gulf’s ability to obtain requisite shareholder approval to complete the Transaction, (2) PPG’s being unable to obtain the necessary tax authority and other regulatory approvals required to complete the Transaction, or such required approvals delaying the Transaction or resulting in the imposition of conditions that could have a material adverse effect on the combined company or causing the companies to abandon the Transaction, (3) other conditions to the closing of the Transaction not being satisfied, (4) a material adverse change, event or occurrence affecting Georgia Gulf or the Business prior to the closing of the Transaction delaying the Transaction or causing the companies to abandon the Transaction, (5) problems arising in successfully integrating the Business and Georgia Gulf, which may result in the combined company not operating as effectively and efficiently as expected, (6) the possibility that the Transaction may involve other unexpected costs, liabilities or delays, (7) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transaction, (8) disruptions from the Transaction harming relationships with customers, employees or suppliers, and (9) uncertainties regarding (i) future prices, (ii) industry capacity levels and demand for each company’s products, (iii) raw materials and energy costs and availability, feedstock availability and prices, (iv) changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate each company’s businesses or manufacture its products before or after the Transaction, (v) each company’s ability to generate sufficient cash flows from its businesses before and after the Transaction, (vi) future economic conditions in the specific industries to which its respective products are sold and (vii) global economic conditions.

In light of these risks, uncertainties, assumptions and other factors, the forward-looking statements discussed in this document may not occur. Other unknown or unpredictable factors could also have a material adverse effect on PPG’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties, see the section of this document entitled “Risk Factors.” As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. PPG does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its respective expectations, except as required by law.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, Splitco, or PPG. In connection with the Transaction, Georgia Gulf will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Georgia Gulf relating to the Transaction and Splitco will file with the SEC a registration statement on Form S-4 and S-1 that will include a prospectus of Splitco relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, THE BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to Georgia Gulf at Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta Georgia 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania, 15272, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf or PPG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012 in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012 in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: September 5, 2012	/s/ Glenn E. Bost II
	Name:	Glenn E. Bost II
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 31, 2012, by and among PPG Industries, Inc., Georgia Gulf Corporation, Eagle Spinco Inc. and Grizzly Acquisition Sub, Inc.